CROFT LEOMINSTER, INC.

                                  INCOME FUND


                               SEMI-ANNUAL REPORT

                                OCTOBER 31, 1998

                                                               December 17, 1998


Dear Shareholder,

     From 1/1/98 to 11/30/98, your Croft-Leominster Income Fund has increased 4.2%*. The characteristics of the Income Fund are as follows**: weighted average yield to maturity of 8.3%, average duration of 8.8 years and a weighted average maturity of 18.9 years. The Income Fund is diversified among 72 bond issues and 20 different industries.

     It has been an interesting year for the bond market. In the late Summer, global anxieties led to serious concerns about the health of markets. Investors became excessively risk-averse and fled markets for the safe haven of US Treasuries. Treasury yields declined to historic lows. Corporate bond spreads widened to beyond recessionary levels and banks tightened lending standards. The Fed perceived a credit crunch was threatening the marketplace and proceeded to cut interest rates by a total of 75 basis points.

     Throughout these events, the Income Fund remained on course and emerged in healthy shape. Due to our very limited international exposure (especially in emerging markets), we stood by and watched as the global turmoil unfolded. In addition, we had taken steps to improve the overall credit quality of the Income Fund. Several bond issues that were called or disposed of were replaced with higher quality companies.

     Since inception of the Fund, we have accumulated a significant investment in CBS and Westinghouse bonds. Our belief was that the transformation into a media company would enable CBS (old Westinghouse) to generate large cash flows and eventually achieve investment grade status. Our analysis proved correct, as these bonds were recently upgraded to investment grade in early December by Moody's.

     Going forward, the current spreads of corporate bonds vs. Treasury Bonds are very attractive. We believe the outlook for the corporate bond market is promising.



                                                Sincerely,

                                                Kent G. Croft

 * Past performance is not indicative of future performance. Investment return and principal will fluctuate. An investor's shares, when redeemed, may be worth more or less than the original value.
**  Income Fund characteristics are as of 12/17/98.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                October 31, 1998
                                  (Unaudited)


--------------------------------------------------------------------------------

SHARES                                                              MARKET VALUE
------                                                              ------------

COMMON STOCKS -D 2.87%
BOND FUNDS -D 2.87%
   6,200   Alliance World Dollar Govt. II .......................       $ 60,450
   4,500   Salomon Brothers Worldwide Income Fund ...............         48,938
  11,000   First Australia Prime Income Fund ....................         61,875
  10,300   Templeton Emerging Markets Income Fund ...............        104,287
                                                                        --------
TOTAL COMMON STOCKS (Cost $301,090)..............................        275,550
                                                                        --------


PREFERRED STOCKS -D 1.79%
     650   California Fed Bank, 10.625%, Pfd. B .................         69,550
   2,820   Conseco Financing Trust, 8.70%, 09/30/28..............         69,971
   1,300   MediaOne Finance Trust, 9.04%, 12/31/38...............         32,396
                                                                        --------
TOTAL PREFERRED STOCKS-D (Cost $168,402).........................        171,917
                                                                        --------

PRINCIPAL VALUE
---------------
CORPORATE BONDS -D 92.26%
AUTOS & AUTOMOTIVE PRODUCTS -D 1.30%
$95,000     Ford Holdings Inc. Debentures, 9.30%, 03/01/30 ......        124,627
                                                                        --------

BUILDING MATERIALS & HOUSING -D 2.63%
 50,000     Owens-Corning, Debentures, 7.50%, 08/01/18 ..........         46,841
200,000     Owens-Corning, Notes, 7.70%, 05/01/08 ...............        205,381
                                                                        --------
                                                                         252,222
                                                                        --------

CABLE TV & CELLULAR TELEPHONE -D 6.83%
185,000     CF Cable TV Inc. Senior Secured Notes, 9.125%, 07/15/07      196,563
325,000     Tele-Communications Inc. Notes, 7.875%, 08/01/13             373,277
 80,000     Tele-Communications Inc. Senior Debentures, 8.75%, 02/15/23   86,123
                                                                        --------
                                                                         655,963
                                                                        --------
CAPITAL GOODS -D 1.00%
 90,000     Caterpillar Inc. Sinking Fund Debentures, 9.75%, 06/01/19     95,951
                                                                        --------

CHEMICALS -D 2.40%
105,000     ARCO Chemical Co. Debentures, 9.80%, 02/01/20........        108,326
100,000     Dow Chemical Co. Debentures, 9.00%, 04/01/21.........        121,634
                                                                        --------
                                                                         229,960
                                                                        --------


    THE ACCOMPANY NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                October 31, 1998
                                  (Unaudited)


--------------------------------------------------------------------------------

PRINCIPAL VALUE                                                     MARKET VALUE
---------------                                                     ------------
CONTAINERS & PAPER -D 18.56%
$150,000    Abiti dated, Debentures, 7.40%, 04/01/18                  $  139,254
 165,000    Champion International, Debentures, 7.625%, 09/01/23         165,479
  46,000    Georgia Pacific Corp. Debentures, 9.875%, 11/01/21            51,448
 380,000    Georgia Pacific Corp. Debentures, 9.625%, 03/15/22           433,377
 635,000    Georgia Pacific Corp. Debentures, 9.125%, 07/01/22           698,150
  65,000    Stone Container Corp. Senior Notes, 9.875%, 02/01/01          65,000
 140,000    Stone Container Corp. Senior Subordinated
              Debentures, 10.75%, 04/01/02                               137,900
 100,000    Stone Container Corp. Senior Subordinated Units,
               12.25%, 04/01/02                                           91,000
                                                                      ----------
                                                                       1,781,608
                                                                      ----------

ELECTRIC & GAS UTILITIES -D 4.01%
  70,000    Monongahela Power, 1st Mortgage, 8.625%, 11/01/21             73,903
 115,000    Old Dominion Electric, 1st Mortgage, 8.76%, 12/01/22         143,690
 105,000    Penn Power & Light, 1st Mortgage, 9.25%, 10/01/19            113,301
  50,000    Portland General Electric, 1st Mortgage, 7.75%,
               04/15/23                                                   54,258
                                                                      ----------
                                                                         385,152
                                                                      ----------
ENERGY & ENERGY SERVICES -D 8.23%
  60,000    Costilla Energy Inc. Senior Notes, 10.25%, 10/01/06           50,100
  65,000    Global Marine Inc, Notes, 7.00%, 06/01/28                     57,822
  55,000    Kelley Oil & Gas, Senior Subordinated Notes, 10.375%,
               10/15/06                                                   41,800
  50,000    Magnum Hunter Res, Debentures, 10.00%, 06/01/07               40,500
 135,000    Mariner Energy Corp. Senior Subordinated Notes, 10.50%,
               08/01/06                                                  116,437
 100,000    Mobil Corp. Debentures, 8.00%, 08/12/32                      111,737
 200,000    Occidental Petroleum, Debentures, 7.20%, 04/01/28            185,218
 125,000    Panaco Inc. Notes, 10.625%, 10/01/04                          99,375
  50,000    Wiser Oil, Debentures, 9.50%, 05/15/07                        40,000
  50,000    YPF Sociedad Anonima, Notes, 8.00%, 02/15/04                  46,500
                                                                      ----------
                                                                         789,489
                                                                      ----------
FINANCIAL SERVICES -D 7.24%
 105,000    APP International Finance, Global Bond, 11.75%, 10/01/05      75,075
 157,000    Aetna Services Inc. Debentures, 8.00%, 01/15/17              163,119
  55,000    Aetna Services Inc. Debentures, 7.25%, 08/15/23               53,364
 100,000    Chase Manhattan Corp New, Subordinated Notes, 7.875%,
               08/01/04                                                  100,711
  15,000    ITT Corp. Senior Subordinated Debentures, 8.75%, 03/01/06     14,505
 105,000    Lincoln National Corp. Debentures, 9.125%, 10/01/24          122,480
 160,000    Reliance Group Holdings, Senior Subordinated Debentures,
               9.75%, 11/15/03                                           165,200
                                                                      ----------
                                                                         694,454
                                                                      ----------



    THE ACCOMPANY NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                October 31, 1998
                                  (Unaudited)


--------------------------------------------------------------------------------

PRINCIPAL VALUE                                                     MARKET VALUE
---------------                                                     ------------


FOOD & DRUG PRODUCERS -D 1.79%
$ 80,000    Borden Inc. Sinking Fund Debentures, 9.25%, 06/15/19    $     83,750
  85,000    RJR Nabisco Inc. Notes, 8.625%, 12/01/02                      88,102
                                                                    ------------
                                                                         171,852
                                                                    ------------
GAS & GAS TRANSMISSION -D 5.12%
 350,000    Bellwether Exploration Co. Senior Subordinated,
               10.875%, 04/01/07                                         332,500
 165,000    KN Energy Inc, Debentures, 7.25%, 03/01/28                   158,769
                                                                    ------------
                                                                         491,269
                                                                    ------------
INDUSTRIAL GOODS -D 8.32%
  50,000    Crown Cork & Seal, Debentures, 8.00%, 04/15/23                45,621
  65,000    Westinghouse Electric Corp. Debentures, 8.625%,
               08/01/12                                                   68,849
 670,000    Westinghouse Electric Corp. Debentures, 7.875%,
               09/01/23                                                  684,401
                                                                    ------------
                                                                         798,871
                                                                    ------------
MEDIA & ENTERTAINMENT -D 8.21%
 200,000    CBS Inc. Senior Debentures, 8.875%, 06/01/22                 204,757
 100,000    Granite Broadcasting, Senior Subordinated Notes,
               10.375%, 05/15/05                                          95,500
 345,000    Time Warner Inc. Debentures, 9.15%, 02/01/23                 435,003
  45,000    Time Warner Inc. Senior Debentures, 8.375%, 03/15/23          52,428
                                                                    ------------
                                                                         787,688
                                                                    ------------
METALS & MINING -D 5.30%
 180,000    Alcan Aluminum Ltd. Debentures, 8.875%, 01/15/22             202,739
 285,000    USX Corp. Debentures, 8.50%, 03/01/23                        305,786
                                                                    ------------
                                                                         508,525
                                                                    ------------
MISC. CONSUMER GOODS & SERVICES -D 0.25%
  10,000    Eastman Kodak Co. Notes, 9.375%, 03/15/03                     11,599
  10,000    Proctor & Gamble Co. Senior Notes, 8.50%, 08/10/09            12,326
                                                                    ------------
                                                                          23,925
                                                                    ------------
RETAIL STORES -D 2.81%
  30,000    Dayton Hudson Co. Debentures, 8.60%, 01/15/12                 36,453
 105,000    Sears Roebuck & Co. Notes, 9.375%, 11/01/11                  134,302
 100,000    Woolworth Corp. Debentures, 8.50%, 01/15/22                   99,229
                                                                    ------------
                                                                         269,984
                                                                    ------------
TECHNOLOGY -D 1.86%
 125,000    Plantronics Inc. Senior Notes, 10.00%, 01/15/01              125,312
  50,000    Tektronix Inc. Senior Notes, 7.625%, 08/15/02                 53,457
                                                                    ------------
                                                                         178,769
                                                                    ------------

THE ACCOMPANY NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                October 31, 1998
                                  (Unaudited)


--------------------------------------------------------------------------------

PRINCIPAL VALUE                                                     MARKET VALUE
---------------                                                     ------------

TELEPHONES -D 4.91%
$ 50,000    BellSouth Telecommunications, Debentures, 7.875%,
                08/01/32                                            $     54,649
 125,000    GTE Corp. Debentures, 8.75%, 11/01/21                        159,824
  70,000    New York Telephone Co. Debentures, 9.375%, 07/15/31           79,943
  20,324    Nynex Corp. Amortized Debentures, 9.55%, 05/01/10             23,761
 135,000    U.S. West Communications, Debentures, 8.875%, 06/01/31       152,989
                                                                    ------------
                                                                         471,166
                                                                    ------------

TEXTILES & APPAREL MANUFACTURING -D 0.67%
  70,000    Fruit of the Loom Inc. Senior Notes, 7.375%, 11/15/23         63,993
                                                                    ------------

TRANSPORTATION -D 0.82%
  75,000    Union Pacific Corp. Sinking Fund Debentures, 8.50%,
               01/15/17                                                   78,668
                                                                    ------------
TOTAL CORPORATE BONDS-D (Cost $8,547,638)                              8,854,136
                                                                    ------------

SHORT TERM INVESTMENTS -D 2.25%
 216,199    Star Treasury Fund,
TOTAL SHORT TERM INVESTMENTS-(Cost $216,199)                             216,199
                                                                    ------------

TOTAL INVESTMENTS (Cost $9,233,329)                 99.17%             9,517,802

Other assets in excess of liabilities                0.83%                79,227
                                                   -------          ------------

TOTAL NET ASSETS                                   100.00%            $9,597,029
                                                   =======          ============


(1 Federal Tax Information: At October 31, 1998 the net unrealized appreciation based on cost for Federal Income tax purposes of $9,233,329 was as follows:
     Aggregate gross unrealized appreciation for all investments for
     which there was an excess of value over cost                     $ 581,255
   Aggregate gross unrealized depreciation for all investments for which
   there was an excess of cost over value                              (296,782)
                                                                      ---------
   Net unrealized appreciation                                        $ 284,473
                                                                      =========

+  Non-income producing security



    THE ACCOMPANY NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                            CROFT FUNDS CORPORATION

                          CROFT-LEOMINSTER INCOME FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 1998
                                  (Unaudited)

--------------------------------------------------------------------------------

ASSETS:
Investments in securities, at value
        (cost $9,293,082) (Note 2) ..............................   $ 9,517,802
Dividends and interest receivable ...............................       189,162
Prepaid expenses and other ......................................        14,784
                                                                    -----------
        Total Assets ............................................     9,721,748
                                                                    -----------

LIABILITIES:
Payables:
        For advisory fees (Note 3) ...................$       908
        For securities purchased .....................     81,296
        Dividends declared ...........................     40,889
        Other expenses ...............................      1,626
                                                      -----------
        Total Liabilities .......................................       124,719
                                                                    -----------

        Net Assets ..............................................   $ 9,597,029
                                                                    ===========

NET ASSETS CONSIST OF:
        Additional paid in capital ..............................   $ 9,402,274
        Accumulated net investment loss .........................        (7,604)
        Accumulated net realized loss from
                investment transactions (Note 6 ) ...............       (22,360)
        Net unrealized appreciation on investments ..............       224,719
                                                                    -----------
        Net Assets ..............................................   $ 9,597,029
                                                                    ===========

Net asset value and redemption and offering price per share
        ($9,597,029/912,072 shares of capital stock outstanding)
        (Note 6 ) ...............................................   $     10.52
                                                                    ===========



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                            STATEMENT OF OPERATIONS
                   For the six months ended October 31, 1998
                                  (UNAUDITED)

--------------------------------------------------------------------------------

INVESTMENT INCOME :
Interest .........................................................    $ 383,337
Dividends ........................................................        4,116
                                                                      ---------
        Total income .............................................      387,453

EXPENSES:
Investment advisory fees (Note 3) ................................       39,328
Administration fees ..............................................       11,282
Legal fees .......................................................        7,804
Transfer agent fees ..............................................        5,891
Audit fees .......................................................        3,327
Insurance ........................................................        3,150
Custody fees .....................................................        3,138
Printing .........................................................        1,915
Registration fees ................................................        1,676
DirectorsO fees and expenses .....................................          252
Distribution fee (Note 3) ........................................            0
Other ............................................................          960
                                                                      ---------
        TOTAL EXPENSES ...........................................       78,723
        Less:  Expense reimbursement (Note 3) ....................      (23,963)
                                                                      ---------
        Net expenses .............................................       54,760
                                                                      ---------
        NET INVESTMENT INCOME ....................................      332,693
                                                                      ---------

NET REALIZED AND UNREALIZED GAINS
        (LOSSES) ON INVESTMENTS (Note 2)
Net realized gain from investment transactions ...................        2,020
Distributions of realized gains by other investment companies ....       15,732
Net change in unrealized appreciation of investments .............     (360,599)
                                                                      ---------

        NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ..........     (342,847)
                                                                      ---------

        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .....    $ (10,154)
                                                                      =========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                For the six months For the year
                                                      ended           ended
                                                  October 31, 1998  April 30, 1998
                                                  ----------------  --------------
                                                      (Unaudited)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income ..............................   $   332,693    $   679,426
Net realized gain from investment transactions .....         2,020         88,800
Distributions of realized gains by other
investment companies ...............................        15,732         19,524
Net change in unrealized appreciation of investments      (360,599)       389,694
                                                       -----------    -----------
Net increase in net assets resulting from operations       (10,154)     1,177,444

DIVIDENDS PAID TO SHAREHOLDERS:
Net investment income ($.41 and .78 per share,
respectively) ......................................      (368,519)      (673,010)
Capital gains ($0 and .13 per share, respectively) .             0       (111,925)

Net capital share transactions (Note 4) ............        85,647      2,079,013
                                                       -----------    -----------

Net increase (decrease) in net assets ..............      (293,026)     2,471,522

NET ASSETS:
Beginning of period ................................     9,890,055      7,418,533
                                                       -----------    -----------

End of period ......................................   $ 9,597,029    $ 9,890,055
                                                       ===========    ===========



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                            CROFT FUNDS CORPORATION

                          CROFT-LEOMINSTER INCOME FUND
                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1998
                                   (UNAUDITED)

--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION

     The Croft-Leominster Income Fund (the "Fund"), is a managed portfolio of the Croft Funds Corporation, a diversified open-end management investment company registered under the Investment Company Act of 1940. The Fund is one of a series of Funds of the Croft Funds Corporation, which also includes the Croft-Leominster Value Fund. It was organized in 1994 to succeed to the business of Croft-Leominster Inc.'s Leominster Income Limited Partnership, an investment company organized as a limited partnership which commenced operations January 1, 1992 for the purpose of investing the partners' capital in securities under professional investment management. This succession occurred on May 4, 1995 when the partnership's net assets aggregating $3,175,041 were transferred to the Croft-Leominster Income Fund in exchange for 317,504 shares of the Fund's capital stock. As a result of transferring such assets at their market value, the change in unrealized appreciation of investments for the period, as shown in the Statement of Operations will not equal the current unrealized appreciation at October 31, 1998 as shown in the Statement of Assets and Liabilities and the Schedule of Investments. The Croft-Leominster Income Fund seeks a high level of current income with moderate risk of principal by investing primarily in a diversified portfolio of investment grade fixed-income securities.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION - Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Investments, for which no sale is reported, are valued at their last bid price. When market quotations are not readily available, when it is determined that the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, unless the Board of Directors determine that the amortized cost does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors.

     FEDERAL INCOME TAXES - The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net

                            CROFT FUNDS CORPORATION

                          CROFT-LEOMINSTER INCOME FUND
                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1998

--------------------------------------------------------------------------------



NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

investment income as dividends to its shareholders. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year. Therefore no provision for income taxes is required. Federal income tax loss carryforwards generated in prior years will be used to offset a portion of current year's net realized gains.

     OTHER - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as information is available to the Fund. Interest income is recorded on an accrual basis.

     ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES.

     The Fund retains Croft-Leominster Inc. (the "Adviser") as its investment adviser. Under the terms of the agreement the Adviser receives a fee, computed daily and payable monthly at the annual rate of .79% of the Income Fund's average daily net assets. Until December 31, 2001, the Adviser guarantees that the overall expense ratio for the Income Fund, which exclude ordinary brokerage commissions incurred in the purchase or sale of portfolio securities, will not exceed 1.10%. As a result, for the six months ended October 31, 1998, the Adviser accrued reimbursements to the Fund of $23,963.

     Pursuant to a plan of Distribution the Fund pays a distribution fee of up to .25% of the average daily net assets to Broker-Dealers for distribution assistance, and to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors as compensation for services rendered or expenses incurred in connection with distribution assistance.

     The Croft Funds Corporation elected to waive the 12b-1 fee for the Fund on August 23, 1995. The 12b-1 fee will be waived into the foreseeable future; however, the Croft Funds Corporation reserves the right to terminate the waiver and reinstate the 12b-1 fee at any time in its sole discretion.

                            CROFT FUNDS CORPORATION

                          CROFT-LEOMINSTER INCOME FUND
                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1998

--------------------------------------------------------------------------------

NOTE 4. CAPITAL SHARE TRANSACTIONS

     As of October 31, 1998 there was 30,000,000, $0.001 par value shares of capital stock authorized for the Croft Funds Corporation, and capital paid-in amounted to $9,402,274 for the Fund.

Transactions in capital stock were as follows:

                                         FOR THE SIX MONTHS            FOR THE YEAR
                                              ENDED                        ENDED
                                          OCTOBER 31, 1998             APRIL 30, 1998
                                        SHARES        AMOUNT         SHARES       AMOUNT
                                        ------        ------         ------       ------

Shares sold ....................        44,785    $   489,612        339,981    $ 3,714,031
Shares issued in reinvestment of
        dividends ..............        26,114        280,943         57,575        629,138

Shares redeemed ................       (62,143)      (684,908)      (207,625)    (2,264,156)
                                      --------    -----------       --------    -----------

Net increase ...................         8,756    $    85,647        189,931    $ 2,079,013
                                      ========    ===========       ========    ===========




NOTE 5.  INVESTMENT TRANSACTIONS

     Purchases and sales, excluding short-term securities, for the six months ended October 31, 1998 aggregated $517,736 and $607,861, respectively, for the Fund.

NOTE 6.  DISTRIBUTIONS TO SHAREHOLDERS

     The Fund makes dividend distributions quarterly. During the six months ended October 31, 1998, distributions of $0.41 aggregating $368,519 were declared from net investment income with $40,889 remaining payable to shareholders at October 31, 1998. For the same time period, no distributions were declared from net realized gains.

NOTE 7.  FINANCIAL INSTRUMENT DISCLOSURE

     There are no reportable financial instruments that have any off balance sheet risk as of October 31, 1998.

                            CROFT FUNDS CORPORATION

                          CROFT-LEOMINSTER INCOME FUND
                              FINANCIAL HIGHLIGHTS
             (For a fund share outstanding throughout each period)

                                                        For the six
                                                       months ended     For the         For the    May 4, 1995*
                                                        October 31,  1 year ended      year ended    through
                                                        (Unaudited) April 30, 1998   April 30,1997 April 30, 1996
                                                        ----------- --------------   ------------- --------------

Net asset value, beginning of period ...................   $ 10.95       $  10.40       $ 10.25       $ 10.00

Income (loss) from investment operations:
        Net investment income ..........................      0.03           0.81          0.79          0.73
        Net realized and unrealized gain(loss) on
                investments ............................     (0.05)          0.65          0.26          0.28
        Total from investment operations ...............     (0.02)          1.46          1.05          1.01

Less distributions
        Dividends from net investment income ...........     (0.41)         (0.78)        (0.84)        (0.73)
        Distribution from realized gains from security
                transactions ...........................      0.00          (0.13)        (0.06)        (0.03)
        Total distributions ............................     (0.41)         (0.91)        (0.90)        (0.76)

Net asset value, end of period .........................   $ 10.52       $  10.95       $ 10.40       $ 10.25

Total return** .........................................     (0.23%)        14.36%        10.56%        10.17%

Ratios/Supplemental data
        Net assets end of period (in 000's) ............     9,597          9,890         7,419         6,450
        Ratio of expenses to average net assets,
                before reimburse .......................      1.58%^         1.59%         1.90%         1.10%^
        Ratio of expenses to average net assets,
                after reimbursement ....................      1.10%^         1.10%         1.10%         1.10%^
        Ratio of net investment income (loss) to average
                net assets, before reimbursement .......      6.27%^         6.90%         6.76%         7.35%^
        Ratio of net investment income (loss) to average
                net assets, after reimbursement ........      6.75%^         7.38%         7.57%         7.35%^
        Portfolio turnover rate ........................      5.42%        15.62%        13.73%         13.76%^


---------------
*       Commencement of operations
**      Based on net asset value per share.
^       Annualized



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.